SECOND AMENDMENT AGREEMENT

                  THIS SECOND AMENDMENT AGREEMENT (this "Amendment"), is entered into as of January 31, 1997, between Komag, Incorporated, a Delaware corporation (the "Borrower"), and The Industrial Bank of Japan, Limited, San Francisco Agency (the "Bank").

                  WHEREAS, the Borrower and the Bank are parties to a Credit Agreement dated as of December 15, 1995 (as amended prior to the date hereof, the "Credit Agreement");

                  WHEREAS, the Borrower has requested that the Bank agree to increase the Commitment to $50,000,000 and to make certain other amendments to the Credit Agreement and the Bank has agreed to such request, subject to the terms and conditions hereof;

                  NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

                  1. Definitions. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                  2. Amendment to the Credit Agreement.

                           (a) Section  1.01 of the Credit  Agreement  is hereby
amended by deleting the definition of "Commitment" in its entirety and replacing it with the following

                           "Commitment":   The   Commitment   of  Bank  to  make
         Revolving Loans to Borrower pursuant to Article II up to, but not exceeding, at any time outstanding the amount of $50,000,000.

                           (b) Section  1.01 of the Credit  Agreement  is hereby
amended by adding the following definitions thereto:

                           "Existing Loan": The Revolving Loan in the principal amount of $35,000,0009 outstanding on the date of the Second Amendment Agreement.

                           "Interim Loan": Any Revolving Loan initially made after the date of the Second Amendment Agreement and before December 29, 1997, and any conversion or continuation thereof made prior to December 29, 1997.

                           "Second Amendment Agreement": The Second Amendment Agreement, dated as of January 31, 1997, between Borrower and Bank.

                                       1.
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                           (c) Section 2.1(e) of the Credit  Agreement is hereby
amended by inserting at the end of the paragraph the following sentence:

         Pursuant to Section 8.6(a) hereof, Bank may from time to time grant participations (each a "Participation") in the Revolving Loans and Commitment to one or more participants (each a "Participant"); if Borrower should at any time or from time to time purchase any such Participation from a Participant, then Borrower shall give Bank immediate notice of such purchase and the outstanding amount of the Revolving Loans shall be reduced to the extent of the interest in such Revolving Loans so purchased by Borrower (i.e., the purchase by Borrower of the interest of such Participant in the Revolving Loans shall be treated as a prepayment by Borrower of the Revolving Loans to the extent of such interest so purchased), and the Commitment shall be reduced by such selling Participant's Participation interest in the Commitment allocated to such Participant under the Participation so purchased by Borrower.

                           (d)  Section  2.1 of the Credit  Agreement  is hereby
amended to add a Section 2.1(i) thereto to be inserted after existing Section 2.1(h) as follows:

                  (i) Second Amendment Transition. Any other provision in this Agreement to the contrary notwithstanding: (i) unless the maturity of the Existing Loan is accelerated pursuant to the provisions of Section
         7.1 hereof, the Existing Loan may not be repaid except on December 29, 1997, (ii) no Interim Loan which is a Eurodollar Rate Loan may have an Interest Period ending after December 29, 1997, unless such Interest Period commences on December 29, 1997, and (iii) from November 29, 1997, to December 29, 1997, Interim Loans may be made, converted, or continued only as Prime Rate Loans.

                           (e) Section 8.6(D) of the Credit  Agreement is hereby
amended by inserting the phrase "or amend or waive the provisions of Sections 6.2(a), (b) or (c)" after the word "sentence".

                           (f) The form of  Exhibit  B to the  Credit  Agreement
shall be deleted and the form of Exhibit B attached hereto shall be inserted in lieu thereof.

                  3. Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the conditions that the Bank shall have received, on or before the date hereof, (a) a copy of this Amendment executed and delivered by a duly authorized officer of the Borrower, (b) a certificate of the Secretary or Assistant Secretary of the Borrower, dated the date hereof, certifying a copy of resolutions of the Borrower's Board of Directors that approve the execution and delivery of this Amendment, (c) a promissory note in the form attached as Exhibit B hereto executed and delivered by a duly authorized officer of the Borrower, and (d) a participation agreement executed and delivered by The First National Bank of Chicago.

                                       2.
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                  4.     Miscellaneous.

                           (a) Credit Agreement  Otherwise Not Affected.  Except
as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

                           (b)  Counterparts.  This Amendment may be executed by
one or more of the parties to this Amendment in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Bank.

                           (c) Governing Law. THIS  AMENDMENT  SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

                                       3.
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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    KOMAG, INCORPORATED

                                    By:     /s/ William L. Potts, Jr.
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                                    Title: SVP, CFO
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                                    THE INDUSTRIAL BANK OF JAPAN,
                                    LIMITED, acting through its San
                                    Francisco Agency

                                    By:
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                                    Title:
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